Exhibit 10.1
SIXTH AMENDMENT TO CREDIT AGREEMENT
     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”), dated as of May 4, 2009 (but effective as provided in Section 5 of this Sixth Amendment), by and among CARRIAGE SERVICES, INC., a Delaware corporation (the “Borrower”), the banks listed on the signature pages hereof (the “Lenders”), WELLS FARGO BANK, N.A., as Syndication Agent (in said capacity, the “Syndication Agent”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).
BACKGROUND
     A. The Borrower, the Lenders, the Syndication Agent, and the Administrative Agent are parties to that certain Credit Agreement, dated as of April 27, 2005, as amended by that certain First Amendment to Credit Agreement, dated as of August 31, 2005, as modified by that certain Waiver and Consent, dated as of September 1, 2006, as amended by that certain Second Amendment to Credit Agreement, dated as of May 4, 2007, as amended by that certain Third Amendment to Credit Agreement, dated as of December 1, 2007, as amended by that certain Fourth Amendment to Credit Agreement, dated as of November 14, 2008, as amended by that certain Fifth Amendment to Credit Agreement, dated as of December 31, 2008, and as modified by that certain Waiver to Credit Agreement, dated as of March 19, 2009 (said Credit Agreement, as amended and modified, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
     B. The Borrower has requested that the Lenders (i) amend the Credit Agreement, as more fully set forth herein, and (ii) waive certain Events of Default that have occurred under the Credit Agreement.
     C. The Lenders parties to this Sixth Amendment (which Lenders constitute the Required Lenders as required under the Credit Agreement) are willing to agree to such amendment and waiver, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower, set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
     1. AMENDMENT. Section 7.11(a) of the Credit Agreement is hereby amended to read as follows:
     (a) Maximum Leverage Ratio. Permit the Leverage Ratio as of the end of any period of four consecutive fiscal quarters of the Borrower to be greater than 3.75 to 1.00.

     2. WAIVER. Subject to satisfaction of the conditions of effectiveness to this Sixth Amendment set forth in Section 5 of this Sixth Amendment, the Administrative Agent and the Lenders hereby waive the Events of Default that occurred under the Credit Agreement as a result of the failure of the Borrower to comply with the financial covenants set forth in Sections 7.11(a) and 7.11(b) of the Credit Agreement for the period of four consecutive fiscal quarters ending on March 31, 2009 or at any time during such period. The waiver provided herein does not apply to (a) any covenants, terms or provisions of the Credit Agreement other than Sections 7.11(a) and (b) thereof or (b) the failure of the Borrower to comply with said Sections for any period of four consecutive fiscal quarters other than the period ending March 31, 2009.
     3. COMMITMENT REDUCTION. By signing below, the Administrative Agent and the Lenders (a) acknowledge the request by the Borrower to reduce the Aggregate Commitments to $20,000,000, (b) waive the requirement for five Business Days’ prior notice for such reduction of the Aggregate Commitments set forth in Section 2.06 of the Credit Agreement, and (c) agree that upon satisfaction of the conditions of effectiveness to this Sixth Amendment set forth in Section 5 of this Sixth Amendment, the Aggregate Commitments shall be $20,000,000.
     4. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and immediately after giving effect to this Sixth Amendment:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, except that to the extent that such representations and warranties refer to statements furnished pursuant to clause (b) of Section 6.01 of the Credit Agreement, the representations and warranties in subclauses (i) and (ii) of clause (a) of Section 5.05 of the Credit Agreement shall be qualified by reference to the absence of footnotes and shall be subject to normal year-end audit adjustments;
     (b) no event has occurred and is continuing which constitutes a Default or Event of Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this Sixth Amendment, (ii) this Sixth Amendment has been duly executed and delivered by the Borrower, and (iii) this Sixth Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance of this Sixth Amendment, nor the consummation of any transactions contemplated herein, will conflict with (i) the certificate or articles of incorporation or the applicable constituent documents or bylaws of the Borrower or its Subsidiaries, (ii) to Borrower’s knowledge, any provision or law, statute, rule or regulation applicable to the Borrower or its Subsidiaries or (iii) any indenture, agreement or other instrument to which the Borrower, the Subsidiaries or any of their properties are subject; and
no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required to be obtained or made by the Borrower pursuant to statutory law applicable to the Borrower as a condition to (i) the execution, delivery or performance by the Borrower of this Sixth Amendment or (ii) the acknowledgement by each Guarantor of this Sixth Amendment.
     5. CONDITIONS OF EFFECTIVENESS. This Sixth Amendment shall be effective on and as of March 31, 2009 (provided, however, Section 3 of this Sixth Amendment shall be effective as of May 4, 2009), subject to the following:
     (a) the representations and warranties set forth in Section 4 of this Sixth Amendment shall be true and correct;
     (b) the Administrative Agent shall have received counterparts of this Sixth Amendment executed by the Required Lenders;
     (c) the Administrative Agent shall have received from the Borrower for the account of each Lender, an amount in immediately available funds equal to the product of (i) 0.25% and (ii) each Lender’s Commitment, as reduced by the voluntary reduction of each Lender’s Commitment as provided in Section 3 of this Sixth Amendment and effective as of May 4, 2009; and
     (d) the Administrative Agent shall have received counterparts of this Sixth Amendment executed by the Borrower and acknowledged by each Guarantor.
     6. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Sixth Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Sixth Amendment, or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty and (d) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Guaranty.
     7. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon and during the effectiveness of this Sixth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Sixth Amendment.
     (b) Except as expressly set forth herein, this Sixth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan

Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.
     8. COSTS AND EXPENSES. The Borrower shall be obligated to pay the reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Sixth Amendment and the other instruments and documents to be delivered hereunder.
     9. EXECUTION IN COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Sixth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     10. GOVERNING LAW; BINDING EFFECT. This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law. This Sixth Amendment shall be binding upon the parties hereto and each Lender and their respective successors and permitted assigns.
     11. HEADINGS. Section headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute a part of this Sixth Amendment for any other purpose.
     12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED AND AFFECTED BY THIS SIXTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the date above written.

CARRIAGE SERVICES, INC.
By:	/s/ Terry E. Sanford
Terry E. Sanford
Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Anthony Kell
	Name:	Anthony Kell
	Title:	Assistance Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Gary L. Mingle
Gary L. Mingle
Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender
By:	/s/ Linda Masera
	Name:	Linda Masera
	Title:	Senior Vice President

GUARANTORS:

CARRIAGE FUNERAL HOLDINGS, INC.
CFS FUNERAL SERVICES, INC.
CARRIAGE HOLDING COMPANY, INC.
CARRIAGE FUNERAL SERVICES OF
     MICHIGAN, INC.
CARRIAGE FUNERAL SERVICES OF
      KENTUCKY, INC.
CARRIAGE FUNERAL SERVICES OF
     CALIFORNIA, INC.
CARRIAGE CEMETERY SERVICES OF
     IDAHO, INC.
WILSON & KRATZER MORTUARIES
ROLLING HILLS MEMORIAL PARK
CARRIAGE SERVICES OF CONNECTICUT, INC.
CSI FUNERAL SERVICES OF
     MASSACHUSETTS, INC.
CHC INSURANCE AGENCY OF OHIO, INC.
BARNETT, DEMROW & ERNST, INC.
CARRIAGE SERVICES OF NEW MEXICO, INC.
FORASTIERE FAMILY FUNERAL SERVICES,
     INC.
CARRIAGE CEMETERY SERVICES, INC.
CARRIAGE SERVICES OF OKLAHOMA, L.L.C.
CARRIAGE SERVICES OF NEVADA, INC.
HUBBARD FUNERAL HOME, INC.
CARRIAGE TEAM CALIFORNIA (CEMETERY),
     LLC
CARRIAGE TEAM CALIFORNIA (FUNERAL),
     LLC
CARRIAGE TEAM FLORIDA (CEMETERY), LLC
CARRIAGE TEAM FLORIDA (FUNERAL), LLC
CARRIAGE SERVICES OF OHIO, LLC
CARRIAGE TEAM KANSAS, LLC
CARRIAGE MUNICIPAL CEMETERY SERVICES
      OF NEVADA, INC.
CARRIAGE CEMETERY SERVICES OF
      CALIFORNIA, INC.
CARRIAGE INSURANCE AGENCY OF
      MASSACHUSETTS, INC.
CARRIAGE INTERNET STRATEGIES, INC.
CARRIAGE INVESTMENTS, INC. (for itself and as
      General Partner of Carriage Management, L.P.)
CARRIAGE MANAGEMENT, L.P.
COCHRANE’S CHAPEL OF THE ROSES, INC.
HORIZON CREMATION SOCIETY, INC.
CARRIAGE LIFE EVENTS, INC.
CARRIAGE MERGER I, INC.
CARRIAGE MERGER II, INC.
CARRIAGE MERGER III, INC.
ARIA CREMATION SERVICES, LLC
CLOVERDALE PARK, INC.
CATAUDELLA FUNERAL HOME, INC.

By:	/s/ Terry E, Sanford
Terry E. Sanford
Chief Financial Officer